Label	Element	Value
(AllianzIM U.S. Equity Buffer100 Protection ETF)
Prospectus [Line Items]	oef_ProspectusLineItems
Strategy Narrative [Text Block]	oef_StrategyNarrativeTextBlock

As described in the Fund’s prospectus, the Fund is subject to a “Participation Rate” that represents the rate at which the Fund will seek to track the positive share price returns of the SPDR® S&P 500® ETF Trust over the Outcome Period.

The Fund will begin its initial Outcome Period on July 1, 2025, as shown in the table below. The Fund’s Participation Rate is not determined until after the end of the last market day prior to the initial Outcome Period, or June 30, 2025.

As of the date and this Supplement, the Participation Rate for the Fund for the initial Outcome Period is expected to be within the range shown in the table below, and takes into account the Fund’s annualized unitary management fee of 0.64% of the Fund’s average daily net assets:

Fund Name	Ticker	Initial Outcome Period	Estimated Participation Rate Range
AllianzIM U.S. Equity Buffer100 Protection ETF	AIOO	July 1, 2025, to September 30, 2025	21.50% - 26.50%

The Fund’s return will be reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Participation Rate range provided here is based upon market conditions as of the date of this Supplement. The final Participation Rate could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Participation Rate is established.